UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report : April 27, 2012

Botetourt Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-49787	54-1867438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19747 Main Street Buchanan, Virginia		24066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 540-591-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01 OTHER EVENTS

On April 26, 2012, Botetourt Bankshares, Inc. (the “Company”) filed a Form 15 terminating the registration of the Company’s Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company is relying on Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to terminate its duty with respect to its class of shares of common stock. Accordingly, the Section 12(g) registration will be terminated 90 days after the filing of the Form 15, whereupon the Company will have no further reporting obligations under the Exchange Act. Until the date of termination, the Company is required to file all reports required by the Exchange Act Sections 13(a), 14 and 16.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Botetourt Bankshares, Inc.

/s/ H. Watts Steger, III

Chairman & CEO

/s/ Michelle A. Crook

Date: April 27, 2012	Chief Financial Officer

Exhibit Index

Exhibit Number

19	Letter to Shareholders regarding the Company’s deregistration filing